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SHARES

POGO

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POGO JET, INC.

COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 73044L 10 8

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $0.01 PER SHARE, OF

POGO JET, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile signatures of the duly authorized officers of the Corporation.

CERTIFICATE OF STOCK

Dated:

CHIEF FINANCIAL OFFICER

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
STOCKTRANS, INC.
44 W. LANCASTER AVENUE
ARDMORE, PA 19003
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED OFFICER

AMERICAN BANK NOTE COMPANY
711 ARMSTRONG LANE
COLUMBIA, TENNESSEE 38401
(931) 388-3003
SALES: CHARLES SHARKEY 302-731-7088
7 / LIVE JOBS / P / POGO 28981 FC (Vers A)

PRODUCTION COORDINATOR: DENISE LITTLE 931-490-1706
PROOF OF: DECEMBER 19, 2007
POGO JET, INC.
TSB 28981 FC (VERS A)
OPERATOR: AP
Rev. 1

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF

Colors Selected for Printing: Logo prints PMS 7451 and PMS 7463. Intaglio prints in SC-7 Dark Blue.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–__________ Custodian __________
(Cust) (Minor)
under Uniform Gifts to Minors Act
____
(State)

UNIF TRANS MIN ACT–__________ Custodian __________
(Cust) (Minor)
under Uniform Transfers to Minors Act
____
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFICATION NUMBER OF ASSIGNEE

____

Please print or typewrite name and address including postal zip code of assignee

____

____

____ Shares
of the Common Stock evidenced by this Certificate, and do hereby irrevocably constitute and appoint

____ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED ______________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: ______________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: DENISE LITTLE 931-490-1706 PROOF OF: DECEMBER 19, 2007 POGO JET, INC. **TSB 28981 BK**
SALES: CHARLES SHARKEY 302-731-7088	OPERATOR: AP
7 / LIVE JOBS / P / Pogo 28981 BK	**NEW**

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF